Exhibit 10.1

IN THE COURT OF COMMON PLEAS
FOR FRANLIN COUNTY, OHIO

COMPLETE INVESTMENT	:
MANAGEMENT, LTD	:
:
Plaintiff,	:	Case No. 06 CV 010019
:
v.	:
:
EMED FUTURE, INC., et al,	:	Judge Frye
:
Defendants.	:

SETTLEMENT AGREEMENT AND RELEASE

THIS SETTLEMENT AGREEMENT AND RELEASE ("Settlement Agreement'') is entered into between the Plaintiff, and E Med Future, Inc., one of the above Defendants (hereinafter "EMed'').

RECITALS

A.
On or about August 6, 2006, Plaintiff filed the above titled action against the Defendants seeking the appointment of a receiver and the repayment of a loan made by the Plaintiff to the Defendant in the amount of $548,000.

B.	Plaintiff obtained a judgment against Kenneth A. Jackson d/b/a PR Market Research, one of the Defendants for $381,339.

C.	On November 22, 2006 Martin Management Services, Inc. was appointed as receiver for EMed (hereinafter “Receiver”).

D.	On May 31, 2011, the Receiver filed the Receiver’s Seventh Report and Motion for Authority to Make Final Distribution and Terminate Receivership.

E.	On June 16, 2011, the Court signed an Order Authorizing Final Distribution and Terminating Receivership.

F.	On July 15, 2011, Plaintiff filed a Motion for Default Judgment against EMed in the amount of $612,592.88 plus 12% interest from July 1, 2006, plus the costs of this proceeding.

G.	To date, the Court has not ruled on Plaintiff’s Motion for Default Judgment against EMed.

H.	On July 19, 2011 the above referenced case was terminated by the Court.

I.	EMed currently has numerous liabilities and no marketable assets.

J.	EMed as a publicly traded company stopped reporting with U.S. Securities and Exchange Commission on September 30, 2009 and is currently delinquent in its filings.

K.
On September 2, 2011, the U.S. Securities and Exchange Commission obtained a temporary restarting order and other relief in a civil injunctive action in the United States District Court for the District of Utah against National Stock Transfer, Inc. (hereinafter “National”), its owner and its President.

L.	National has recently been physically locked out of its office by its creditor, Woodward Capital Partners, LLC, as part of a private state court case.

M.	National is the transfer agent for EMed, and as a consequence EMed shares are currently blocked by law from being tradable.

N.
EMed desires to become a publicly reporting and trading company by acquiring Acem Madencihlik Ltd, a manganese mining company located in Adiyaman-Merkez-Azikan (Yazibasi), Turkey in a 95% reverse merger whereby the owners of Acem would own 95% of EMed after a 10 for 1 reverse stock split.

O.	Plaintiff and EMed desire to enter into this Settlement Agreement in order to provide for full settlement and discharge of all claims between them upon the terms and conditions set forth herein.

AGREEMENT

The parties hereto agree as follows:

1. Release and Discharge

In consideration of EMed's agreement to issue shares in EMed and subject to EMed acquiring Acem as stated above, the Plaintiff completely releases and forever discharge EMed, of and from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, royalties, costs, loss of services, expenses and compensation which the Plaintiff now has, or which may hereafter accrue or otherwise be acquired by plaintiff, that is and was the subject of this action between the parties.

2. Consideration

In consideration of the release set forth above, Defendant hereby agrees to issue to Plaintiff one million newly issued shares (1,000,000) in EMed after the above referenced 10 for 1 reverse stock split.

3. Attorneys' Fees

Each party hereto shall bear its own attorneys' fees and costs arising from the actions of its own counsel in connection with the Demand and this Settlement Agreement and incurred prior to the date of execution of the Agreement.

4. Warranty of Capacity to Execute Agreement

The Plaintiff represents and warrants that no other person or entity has or has had any interest in the claims, demands, obligations, or causes of action referred to in this Settlement Agreement, except as otherwise set forth herein, and that it has not sold, assigned, transferred, conveyed or otherwise disposed of any of the claims, demands, obligations, or causes of action referred to in this Settlement Agreement.

5. Entire Agreement and Successors in Interest

This Settlement Agreement contains the entire agreement between the Plaintiff and EMed with regard to the matters set forth herein and shall be binding upon and inure to the benefit of the executors, administrators, personal representatives, heirs, successors and assigns of each.

6. Representation of Comprehension of Document

In entering into this Settlement Agreement, the Plaintiff represents that it has relied upon the legal advice of its attorneys, who are the attorneys of its own choice and that the terms of this Settlement Agreement have been completely read and explained to it by its attorneys, and that those terms are fully understood and voluntarily accepted by it.

7. Governing Law

This Settlement Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio.

8. Additional Documents

All parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions which may be necessary or appropriate to give full force and effect to the basic terms and intent of this Settlement Agreement.

9. Effectiveness

This Settlement Agreement shall become effective on execution.

Dated: _12/6/2011_________                                                          __/s/Charles O. Mbanefo_________________
Dr. Charles O. Mbanefo
CEO of Complete Investment Management, Ltd.
Plaintiff

Dated: __12/6/211__________                                                         __/s/Don Sullivan_____________________
 Don Sullivan
CFO of E Med Futures, Inc.

Sec Attorneys, LLC

Dated: __12/6/2011_________                                                            By: _/s/Jerry Gruenbaum_________________
       Jerry Gruenbaum, Esq.
      Attorney for:
     Acem Madencihlik Ltd.

CERTIFICATE OF SERVICE

The undersigned hereby certifies that a true and accurate copy of the foregoing Settlement Agreement and Release has been served via ordinary United States Mail, postage prepaid on this 7th day of December, 2011 upon:

Mr. Reg Martin                                                                               Barry Waller, Esquire
Martin Management Services, Inc.                                              Fry, Waller & McCann Co. LPA
180 East Broad Street, 8th Floor                                                    35 E. Livingston Ave.
Columbus, OH 43215                                                                      Columbus, OH 43215
As Receiver                                                                                      Attorney for Plaintiff

David N. Haring, Esquire                                                                Dennis R. Newman, Esquire
Brown, Bemiller, Murray,                                                                Isaac Brant Ledman & Teetor LLP
McIntyre, Vetter & Heck, LLP                                                       250 East Broad Street, Ste. 900
70 Park Avenue West                                                                     Columbus, OH 43215-3742
Mansfield, Ohio 44902                                                                   Attorney for Dane Donohue & Robert
Attorney for Jackson and Safe Medical                                                                Ochsendorf
Solutions LLC

A.C. Strip, Esquire                                                                        Aaron C. Firstenberger, Esquire
Strip, Hoppers, Lithart, McGrath                                                Strip, Hoppers, Lithart, McGrath
& Terlecky Co., L.P.A.                                                                & Terlecky Co., L.P.A.
575 South Third Street                                                                575 South Third Street
Columbus, Ohio 43215                                                                Columbus, Ohio 43215
Attorneys for Receiver                                                                Attorneys for Receiver

   _/s/Don Sullivan_______________
   Don Sullivan
   E Med Future, Inc.